Exhibit 99.1
Five Point Holdings, LLC Reports Second Quarter 2021 Results
Second Quarter 2021 Highlights
•Great Park Venture sold 774 homesites generating proceeds of $328.2 million.
•Received a total of $98.3 million in cash distributions and incentive compensation payments from the Great Park Venture.
•Builders started home sales at Valencia in the Company’s first phase of this community.
•Company maintains liquidity of $361.2 million at June 30, 2021. Maturity date of the Company’s $125 million unsecured revolving line of credit was extended by two years to April 2024.
Irvine, CA, August 5, 2021 (Business Wire) – Five Point Holdings, LLC (“Five Point” or the “Company”) (NYSE:FPH), an owner and developer of large mixed-use planned communities in California, today reported its second quarter 2021 results. Emile Haddad, Chairman and CEO, said, “We are pleased to report our results for the second quarter. The housing market continued its robust trajectory with strong demand against a limited supply of homesites in our markets. Following the sale of 774 homesites in the second quarter, the Great Park Venture made distributions, incentive compensation payments and participation payments totaling $295 million during the quarter, of which Five Point received $98.3 million. This is an important milestone for the Company since the priority distributions to the holders of the legacy interests have been satisfied. This latest distribution represents the commencement of distributions on Five Point’s 37.5% percentage interest in the Great Park Venture. In Valencia, ten of our first eighteen neighborhoods are open for sale and we are looking forward to welcoming our first homeowners to the community this fall.”
Second Quarter 2021 Consolidated Results
Liquidity and Capital Resources
As of June 30, 2021, total liquidity of $361.2 million was comprised of cash and cash equivalents totaling $236.5 million and borrowing availability of $124.7 million under our $125.0 million unsecured revolving credit facility. Total capital was $1.9 billion, reflecting $2.9 billion in assets and $1.1 billion in liabilities and redeemable noncontrolling interests.
Results of Operations for the Three Months Ended June 30, 2021
Revenues. Revenues of $8.3 million for the three months ended June 30, 2021 were primarily generated from management services.
Equity in earnings from unconsolidated entities. Equity in earnings from unconsolidated entities was $12.1 million for the three months ended June 30, 2021, comprised of $11.9 million in earnings from our 37.5% percentage interest in the Great Park Venture and earnings of $0.1 million from our 75% interest in the Gateway Commercial Venture.
During the three months ended June 30, 2021, the Great Park Venture sold 774 homesites on approximately 58 acres of land at the Great Park Neighborhoods for a base price of $328.2 million in addition to recognizing $7.6 million in variable marketing fees expected to be received when homes are sold to homebuyers. After completing the land sales, the Great Park Venture made aggregate distributions to its members of $255.3 million, of which we received $77.6 million for our 37.5% percentage interest and an indirect legacy percentage interest we held. With these distributions, the Great Park Venture has fully satisfied the $476.0 million priority legacy distribution rights and reduced the remaining maximum participating legacy distribution rights to $82.7 million. The remaining $82.7 million legacy interest will be paid on a pro rata basis, with approximately 10% of future distributions paid to the holders of legacy interests and approximately 90% of such distributions paid to the holders of the percentage interests, until such time as the remaining balance has been fully paid.
Selling, general, and administrative. Selling, general, and administrative expenses were $19.2 million for the three months ended June 30, 2021.
Net loss. Consolidated net loss for the quarter was $4.9 million. Net loss attributable to noncontrolling interests totaled $2.6 million, resulting in net loss attributable to the Company of $2.3 million. Net loss attributable to noncontrolling interests represents the portion of loss allocated to related party partners and members that hold units of the operating company and the San Francisco Venture. Holders of units of the operating company and the San Francisco Venture can redeem their interests for our Class A common shares on a one-for-one basis or, at our election, cash. In connection with any redemption or exchange, our ownership of our operating subsidiaries will increase and reduce the amount of income allocated to noncontrolling interests.

Conference Call Information
In conjunction with this release, Five Point will host a conference call on Thursday, August 5, 2021 at 5:00 p.m. Eastern Time. Emile Haddad, President and Chief Executive Officer, and Erik Higgins, Vice President and Chief Financial Officer, will host the call. Interested investors and other parties can listen to a live Internet audio webcast of the conference call that will be available on the Five Point website at ir.fivepoint.com. The conference call can also be accessed by dialing (866) 269-5604 (domestic) or (929) 477-0593 (international). A telephonic replay will be available starting approximately two hours after the end of the call by dialing (844) 512-2921, or for international callers, (412) 317-6671. The passcode for the live call and the replay is 7892761. The telephonic replay will be available until 11:59 p.m. Eastern Time on August 19, 2021.
About Five Point
Five Point, headquartered in Irvine, California, designs and develops large mixed-use planned communities in Orange County, Los Angeles County, and San Francisco County that combine residential, commercial, retail, educational, and recreational elements with public amenities, including civic areas for parks and open space. Five Point’s communities include the Great Park Neighborhoods® in Irvine, Valencia® (formerly known as Newhall Ranch®) in Los Angeles County, and Candlestick® and The San Francisco Shipyard® in the City of San Francisco. These communities are designed to include approximately 40,000 residential homes and approximately 23 million square feet of commercial space.
Forward-Looking Statements
This press release contains forward-looking statements that are subject to risks and uncertainties. These statements concern expectations, beliefs, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “would,” “result” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. This press release may contain forward-looking statements regarding: our expectations of our future revenues, costs and financial performance; future demographics and market conditions in the areas where our communities are located; the outcome of pending litigation and its effect on our operations; the timing of our development activities; and the timing of future real estate purchases or sales. We caution you that any forward-looking statements included in this press release are based on our current views and information currently available to us. Forward-looking statements are subject to risks, trends, uncertainties and factors that are beyond our control. Some of these risks and uncertainties are described in more detail in our filings with the SEC, including our Annual Report on Form 10-K, under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. They are based on estimates and assumptions only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law.

Investor Relations:
Bob Wetenhall, 949-349-1087
bob.wetenhall@fivepoint.com
or
Media:
Steve Churm, 949-349-1034
steve.churm@fivepoint.com

Source: Five Point Holdings, LLC

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
REVENUES:
Land sales	$65	$17,028	$87	$17,034
Land sales—related party	37	2	56	12
Management services—related party	7,647	6,314	20,086	14,558
Operating properties	555	963	1,255	1,923
Total revenues	8,304	24,307	21,484	33,527
COSTS AND EXPENSES:
Land sales	—	11,861	—	11,861
Management services	5,848	4,416	16,625	10,467
Operating properties	1,418	1,699	3,003	3,644
Selling, general, and administrative	19,218	16,312	38,756	40,938
Total costs and expenses	26,484	34,288	58,384	66,910
OTHER INCOME:
Interest income	26	226	53	1,232
Miscellaneous	1,113	88	2,317	176
Total other income	1,139	314	2,370	1,408
EQUITY IN EARNINGS (LOSS) FROM UNCONSOLIDATED ENTITIES	12,119	23,905	8,563	(7,006)
(LOSS) INCOME BEFORE INCOME TAX (PROVISION) BENEFIT	(4,922)	14,238	(25,967)	(38,981)
INCOME TAX (PROVISION) BENEFIT	(5)	—	(5)	—
NET (LOSS) INCOME	(4,927)	14,238	(25,972)	(38,981)
LESS NET (LOSS) INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(2,638)	7,606	(13,904)	(20,807)
NET (LOSS) INCOME ATTRIBUTABLE TO THE COMPANY	$(2,289)	$6,632	$(12,068)	$(18,174)

NET (LOSS) INCOME ATTRIBUTABLE TO THE COMPANY PER CLASS A SHARE
Basic	$(0.03)	$0.10	$(0.18)	$(0.27)
Diluted	$(0.03)	$0.10	$(0.18)	$(0.27)
WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING
Basic	67,410,440	66,731,233	67,349,986	66,690,550
Diluted	67,410,440	142,851,412	67,349,986	68,854,356
NET (LOSS) INCOME ATTRIBUTABLE TO THE COMPANY PER CLASS B SHARE
Basic and diluted	$(0.00)	$0.00	$(0.00)	$(0.00)
WEIGHTED AVERAGE CLASS B SHARES OUTSTANDING
Basic and diluted	79,233,544	79,233,544	79,233,544	79,233,544

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except shares)
(Unaudited)

	June 30, 2021	December 31, 2020
ASSETS
INVENTORIES	$2,103,805	$1,990,859
INVESTMENT IN UNCONSOLIDATED ENTITIES	374,296	442,850
PROPERTIES AND EQUIPMENT, NET	32,111	32,769
INTANGIBLE ASSET, NET—RELATED PARTY	61,189	71,747
CASH AND CASH EQUIVALENTS	236,517	298,144
RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	1,330	1,330
RELATED PARTY ASSETS	90,540	103,681
OTHER ASSETS	18,808	20,605
TOTAL	$2,918,596	$2,961,985

LIABILITIES AND CAPITAL
LIABILITIES:
Notes payable, net	$618,349	$617,581
Accounts payable and other liabilities	137,002	135,331
Related party liabilities	96,028	113,149
Deferred income tax liability, net	12,578	12,578
Payable pursuant to tax receivable agreement	172,726	173,248
Total liabilities	1,036,683	1,051,887

REDEEMABLE NONCONTROLLING INTEREST	25,000	25,000
CAPITAL:
Class A common shares; No par value; Issued and outstanding: June 30, 2021—68,758,347 shares; December 31, 2020—69,051,284 shares
Class B common shares; No par value; Issued and outstanding: June 30, 2021—79,233,544 shares; December 31, 2020—79,233,544 shares
Contributed capital	577,949	578,278
Retained earnings	30,153	42,221
Accumulated other comprehensive loss	(2,793)	(2,833)
Total members’ capital	605,309	617,666
Noncontrolling interests	1,251,604	1,267,432
Total capital	1,856,913	1,885,098
TOTAL	$2,918,596	$2,961,985

FIVE POINT HOLDINGS, LLC
SUPPLEMENTAL DATA
(In thousands)
(Unaudited)

Liquidity

June 30, 2021
Cash and cash equivalents	$236,517
Borrowing capacity (1)	124,651
Total liquidity	$361,168

(1) As of June 30, 2021, no amounts were drawn on the Company’s $125.0 million revolving credit facility; however, letters of credit of approximately $0.3 million were issued and outstanding under the revolving credit facility, thus reducing the available capacity by the outstanding letters of credit amount.

Debt to Total Capitalization and Net Debt to Total Capitalization

June 30, 2021
Debt (1)	$625,000
Total capital	1,856,913
Total capitalization	$2,481,913
Debt to total capitalization	25.2%

Debt (1)	$625,000
Less: Cash and cash equivalents	236,517
Net debt	388,483
Total capital	1,856,913
Total net capitalization	$2,245,396
Net debt to total capitalization (2)	17.3%

(1) For purposes of this calculation, debt is the amount due on the Company’s notes payable before offsetting for capitalized deferred financing costs.
(2) Net debt to total capitalization is a non-GAAP financial measure defined as net debt (debt less cash and cash equivalents) divided by total net capitalization (net debt plus total capital). The Company believes the ratio of net debt to total capitalization is a relevant and a useful financial measure to investors in understanding the leverage employed in the Company’s operations. However, because net debt to total capitalization is not calculated in accordance with GAAP, this financial measure should not be considered in isolation or as an alternative to financial measures prescribed by GAAP. Rather, this non-GAAP financial measure should be used to supplement the Company's GAAP results.

Segment Results
The following tables reconcile the results of operations of our segments to our consolidated results for the three and six months ended June 30, 2021 (in thousands):

	Three Months Ended June 30, 2021
	Valencia	San Francisco	Great Park	Commercial	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities(1)	Total consolidated
REVENUES:
Land sales	$65	$—	$278,726	$—	$278,791	$—	$278,791	$(278,726)	$65
Land sales—related party	37	—	58,140	—	58,177	—	58,177	(58,140)	37
Management services—related party(2)	—	—	7,544	103	7,647	—	7,647	—	7,647
Operating properties	414	141	—	2,148	2,703	—	2,703	(2,148)	555
Total revenues	516	141	344,410	2,251	347,318	—	347,318	(339,014)	8,304
COSTS AND EXPENSES:
Land sales	—	—	251,420	—	251,420	—	251,420	(251,420)	—
Management services(2)	—	—	5,848	—	5,848	—	5,848	—	5,848
Operating properties	1,418	—	—	510	1,928	—	1,928	(510)	1,418
Selling, general, and administrative	5,483	937	8,636	1,158	16,214	12,798	29,012	(9,794)	19,218
Management fees—related party	—	—	6,382	—	6,382	—	6,382	(6,382)	—
Total costs and expenses	6,901	937	272,286	1,668	281,792	12,798	294,590	(268,106)	26,484
OTHER INCOME (EXPENSE):
Interest income	—	—	91	—	91	26	117	(91)	26
Interest expense	—	—	—	(307)	(307)	—	(307)	307	—
Miscellaneous	135	—	—	—	135	978	1,113	—	1,113
Total other income (expense)	135	—	91	(307)	(81)	1,004	923	216	1,139
EQUITY IN EARNINGS (LOSS) FROM UNCONSOLIDATED ENTITIES	121	—	(1,409)	—	(1,288)	—	(1,288)	13,407	12,119
SEGMENT (LOSS) PROFIT/LOSS BEFORE INCOME TAX PROVISION	(6,129)	(796)	70,806	276	64,157	(11,794)	52,363	(57,285)	(4,922)
INCOME TAX PROVISION	—	—	—	—	—	(5)	(5)	—	(5)
SEGMENT (LOSS) PROFIT/NET LOSS	$(6,129)	$(796)	$70,806	$276	$64,157	$(11,799)	$52,358	$(57,285)	$(4,927)

(1) Represents the removal of the Great Park Venture and Gateway Commercial Venture operating results, which are included in the Great Park segment and Commercial segment operating results at 100% of each venture’s historical basis, respectively, but are not included in our consolidated results as we account for our investment in each venture using the equity method of accounting.
(2) For the Great Park and Commercial segments, represents the revenues and expenses attributable to the management company for providing services to the Great Park Venture and the Gateway Commercial Venture, as applicable.

	Six Months Ended June 30, 2021
	Valencia	San Francisco	Great Park	Commercial	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities(1)	Total consolidated
REVENUES:
Land sales	$87	$—	$279,467	$—	$279,554	$—	$279,554	$(279,467)	$87
Land sales—related party	56	—	58,359	—	58,415	—	58,415	(58,359)	56
Management services—related party(2)	—	—	19,884	202	20,086	—	20,086	—	20,086
Operating properties	965	290	—	4,249	5,504	—	5,504	(4,249)	1,255
Total revenues	1,108	290	357,710	4,451	363,559	—	363,559	(342,075)	21,484
COSTS AND EXPENSES:
Land sales	—	—	251,420	—	251,420	—	251,420	(251,420)	—
Management services(2)	—	—	16,625	—	16,625	—	16,625	—	16,625
Operating properties	3,003	—	—	669	3,672	—	3,672	(669)	3,003
Selling, general, and administrative	9,523	2,062	16,204	2,317	30,106	27,171	57,277	(18,521)	38,756
Management fees—related party	—	—	12,500	—	12,500	—	12,500	(12,500)	—
Total costs and expenses	12,526	2,062	296,749	2,986	314,323	27,171	341,494	(283,110)	58,384
OTHER INCOME (EXPENSE):
Interest income	—	—	333	—	333	53	386	(333)	53
Interest expense	—	—	—	(610)	(610)	—	(610)	610	—
Miscellaneous	269	1,070	—	—	1,339	978	2,317	—	2,317
Total other income (expense)	269	1,070	333	(610)	1,062	1,031	2,093	277	2,370
EQUITY IN EARNINGS (LOSS) FROM UNCONSOLIDATED ENTITIES	121	—	(1,409)	—	(1,288)	—	(1,288)	9,851	8,563
SEGMENT (LOSS) PROFIT/LOSS BEFORE INCOME TAX PROVISION	(11,028)	(702)	59,885	855	49,010	(26,140)	22,870	(48,837)	(25,967)
INCOME TAX PROVISION	—	—	—	—	—	(5)	(5)	—	(5)
SEGMENT (LOSS) PROFIT/NET LOSS	$(11,028)	$(702)	$59,885	$855	$49,010	$(26,145)	$22,865	$(48,837)	$(25,972)

(1) Represents the removal of the Great Park Venture and Gateway Commercial Venture operating results, which are included in the Great Park segment and Commercial segment operating results at 100% of each venture’s historical basis, respectively, but are not included in our consolidated results as we account for our investments in each venture using the equity method of accounting.
(2) For the Great Park and Commercial segments, represents the revenues and expenses attributable to the management company for providing services to the Great Park Venture and the Gateway Commercial Venture, as applicable.

The table below reconciles the Great Park segment results to the equity in earnings from our investment in the Great Park Venture that is reflected in the condensed consolidated statement of operations for the three and six months ended June 30, 2021 (in thousands):

	Three Months Ended June 30, 2021	Six Months Ended June 30, 2021
Segment profit from operations	$70,806	$59,885
Less net income of management company attributed to the Great Park segment	1,696	3,259
Net income of the Great Park Venture	69,110	56,626
The Company’s share of net income of the Great Park Venture	25,917	21,235
Basis difference amortization	(14,049)	(13,283)
Equity in earnings from the Great Park Venture	$11,868	$7,952

The table below reconciles the Commercial segment results to the equity in earnings from our investment in the Gateway Commercial Venture that is reflected in the condensed consolidated statement of operations for the three and six months ended June 30, 2021 (in thousands):

	Three Months Ended June 30, 2021	Six Months Ended June 30, 2021
Segment profit from operations	$276	$855
Less net income of management company attributed to the Commercial segment	103	202
Net income of the Gateway Commercial Venture	173	653
Equity in earnings from the Gateway Commercial Venture	$130	$490